Exhibit 10.1

*** Certain information in this document has been excluded pursuant to Regulation S-K, item 601(b)(10). Such excluded information is not material and is information that the company treats as private or confidential. Such omitted information is indicated by brackets “[***]”) in this exhibit. ***

Execution Version

NOTICE AND LIMITED CONSENT

TO:	WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent for the Lenders

AND TO:	WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties

AND TO:	The Lenders

DATE:	July 29, 2025

This NOTICE AND LIMITED CONSENT (this “Consent”) is dated as of July 29, 2025, and is entered into by and among CANOPY GROWTH CORPORATION, a corporation incorporated under the federal laws of Canada (the “Parent Borrower”), 11065220 Canada Inc., a corporation incorporated under the federal laws of Canada (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), the other Loan Parties party hereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and the Required Lenders.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Credit Agreement dated as of March 18, 2021 among the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders party thereto from time to time (as amended by that certain Amendment No. 1 to Credit Agreement dated as of October 24, 2022, Amendment No. 2 to Credit Agreement dated as of July 13, 2023, Amendment No. 3 to Credit Agreement dated as of August 8, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Credit Agreement”); capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement or Limited Waiver, as applicable;

AND WHEREAS, reference is hereby made to that certain Guarantee Agreement dated as of March 18, 2021 granted by, among others, each of the Borrowers in favor of the Administrative Agent, for the benefit of the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Guarantee Agreement”);

AND WHEREAS, reference is hereby made to that certain Canadian Pledge and Security Agreement dated as of March 18, 2021 granted by, among others, each of the Borrowers in favor of the Collateral Agent, for the benefit of the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Canadian Security Agreement”);

AND WHEREAS, reference is hereby made to that certain U.S. Pledge and Security Agreement dated as of March 18, 2021 granted by, among others, EB Transaction Corp. in favor of the Collateral Agent, for the benefit of the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time, the “U.S. Security Agreement” and together with the Canadian Security Agreement, the “Security Agreements” and each, a “Security Agreement”);

AND WHEREAS, reference is hereby made to that certain Limited Waiver Agreement dated as of November 8, 2023 among the Borrowers, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto (as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Limited Waiver”);

AND WHEREAS, reference is hereby made to that certain Second Amended and Restated Protection Agreement dated as of January 25, 2024, among the Borrowers and Canopy USA, LLC (“Canopy USA”) (as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Protection Agreement”);

AND WHEREAS, reference is hereby made to that certain Second Amended and Restated Credit Agreement dated as of September 13, 2024 between, among others, High Street Capital Partners, LLC, as borrower (“High Street”), Acreage Holdings, Inc., as parent (“Acreage”), Acquiom Agency Services LLC, as agent, the Co-Borrower, as a lender, and the other lenders party thereto from time to time (collectively, the “Other Lenders”) (as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time prior to the date of this Consent, the “Existing Acreage Credit Agreement”);

AND WHEREAS, High Street has requested that the Other Lenders advance additional loans to High Street in an aggregate principal amount equal to $22,000,000 (the “Additional Loans”);

AND WHEREAS, the aggregate principal amount of Debt (as defined in the Protection Agreement) outstanding under the Acreage Credit Agreement (as defined herein) and the other Acreage Loan Documents (as defined herein) after giving effect to the borrowing of the Additional Loans (as defined below) on or about the Effective Date (as defined herein) is as set out in Schedule 2.1 of the Acreage Credit Agreement, and immediately after giving effect to such borrowing on or about the Effective Date there will be no unfunded commitments or incremental capacity to increase, incur or establish commitments or loans (excluding, for the avoidance of doubt, all interest paid-in-kind from time to time in accordance with the terms of the Acreage Credit Agreement) under the Acreage Credit Agreement or the other Acreage Loan Documents as of the Effective Date;

AND WHEREAS, as a condition to the establishment and advance of the Additional Loans, the Other Lenders require that the parties to the Existing Acreage Credit Agreement amend and restate certain terms and conditions of the Existing Acreage Credit Agreement to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Third Amended and Restated Credit Agreement attached as Exhibit A hereto (such amendments, together with the establishment and advance of the Additional Loans and each of the requirements of the Other Lenders set out in clauses 1 through 4 (inclusive) of this paragraph, being collectively referred to as the “Amendments”, and the Existing Acreage Credit Agreement, as amended by the Amendments and as further amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time in accordance with the terms of the Protection Agreement and this Consent, being referred to as the “Acreage Credit Agreement”):

1.            that each of Wana Wellness, LLC, The Cima Group, LLC and Mountain High Products, LLC (each a “Wana Entity”) incur Debt (as defined in the Protection Agreement) that is not Permitted Debt (as defined in the Protection Agreement) by guaranteeing or otherwise incurring all of the indebtedness, liabilities and obligations (including, without limitation, the Additional Loans) under the Acreage Credit Agreement and the Loan Documents (as defined in the Acreage Credit Agreement), as each of the same may be amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time in accordance with the terms of the Protection Agreement and this Consent, the “Acreage Loan Documents”) and acceding as Loan Parties (as defined in the Acreage Credit Agreement) to the Acreage Loan Documents (collectively, the “Wana Debt Action”);

2.           that each Wana Entity create, issue, incur, assume or permit to exist Liens (as defined in the Protection Agreement) or other encumbrance upon or against any property, asset or undertaking of such Wana Entity that are not Permitted Liens (as defined in the Protection Agreement) by creating, issuing, incurring, assuming or permitting to exist any Liens (as defined in the Protection Agreement) or other encumbrance upon or against all of its present and after-acquired property, assets and undertaking that constitute Collateral (as defined in the Acreage Loan Documents) as general and continuing security for all of the indebtedness, liabilities and obligations (including, without limitation, the Additional Loans) under the Acreage Loan Documents (collectively, the “Wana Liens Action”);

3.            (a) that each of Canopy Elevate I, LLC, Canopy Elevate II, LLC and Canopy Elevate III, LLC (each a “Pledgor” and collectively, the “Pledgors”) incur Debt (as defined in the Protection Agreement) that is not Permitted Debt (as defined in the Protection Agreement) by providing guarantees limited in recourse to the issued and outstanding equity interests of each Wana Entity held by the applicable Pledgor and, pursuant thereto, incurring all of the indebtedness, liabilities and obligations (including, without limitation, the Additional Loans) under the Acreage Loan Documents on such limited recourse basis and, as security therefor, pledging, encumbering, creating, issuing, incurring, assuming or permitting to exist Liens (as defined in the Protection Agreement) or other encumbrance upon all of the issued and outstanding equity interests of each Wana Entity held by such Pledgor including all substitutions therefor and replacements thereof, in each such case, resulting in equity interests in the Wana Entities, all proceeds thereof and all rights relating thereto, including any certificates representing such equity interests and rights relating thereto, the right to receive any certificates representing any of such equity interests and rights relating thereto, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to (in such case, to the extent resulting in equity interests in the Wana Entities), in substitution of (in such case, to the extent resulting in equity interests in the Wana Entities), on account of, or in exchange for any or all of the foregoing together with all proceeds and products of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto and all accessions to, substitutions and replacements for (in such cases, to the extent resulting in equity interests in the Wana Entities), and profits and products of, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgors from time to time with respect to any of the foregoing, and (b) that each Wana Entity authorize or consent to the pledge or other encumbrance of all its issued and outstanding equity interests in connection with the foregoing (collectively, the actions in each of the foregoing clauses (a) and (b) being the “Pledgor Limited Recourse Guarantee Action” and together with the Wana Debt Action and the Wana Liens Action, the “Wana Secured Debt Action”); and

4.            that Acreage and its Subsidiaries (as defined in the Protection Agreement) complete certain sales of their assets from time to time pursuant to which the proceeds thereof shall be (a) applied against the outstanding indebtedness, liabilities and obligations (including, without limitation, the Additional Loans) under the Acreage Loan Documents from time to time, (b) used in the business of Acreage and its Subsidiaries (as defined in the Protection Agreement), or (c) otherwise reinvested in assets used or useful in the business of Acreage and its Subsidiaries (as defined in the Protection Agreement) from time to time, in each case, in accordance with the Acreage Loan Documents (collectively, the “Acreage Sales Action”);

AND WHEREAS, under the Protection Agreement, without the prior written consent of the Parent Borrower or Co-Borrower, Canopy USA and its Subsidiaries (as defined in the Protection Agreement) are prohibited from entering into the applicable Acreage Loan Documents and consummating the Amendments;

AND WHEREAS, High Street has requested that Canopy USA seek the prior written consent of the Parent Borrower and Co-Borrower under the Protection Agreement (the “Acreage Financing Consent”) such that Canopy USA and its Subsidiaries (as defined in the Protection Agreement) may proceed with consummating the Amendments and, in connection therewith, entering into the applicable Acreage Loan Documents;

AND WHEREAS, under the Protection Agreement, without the prior written consent of the Parent Borrower or Co-Borrower, Canopy USA and its Subsidiaries (as defined in the Protection Agreement) are prohibited from amending their respective Organizational Documents (as defined in the Protection Agreement) or, in the case of any Subsidiary (as defined in the Protection Agreement) which is not a corporation, its similar organizational documents;

AND WHEREAS, Canopy USA has requested the prior written consent of the Parent Borrower and Co-Borrower under the Protection Agreement (the “Organizational Document Consent”) such that each of Wana Wellness, LLC, The Cima Group, LLC, Mountain High Products, LLC, Canopy Elevate I, LLC, Canopy Elevate II, LLC and Canopy Elevate III, LLC may proceed with amending their respective organizational documents as set forth in the amendments attached as Exhibit B hereto (such amendments being collectively referred to as the “Organizational Document Amendments”);

AND WHEREAS, under the Protection Agreement, without the prior written consent of the Parent Borrower or Co-Borrower, Canopy USA and its Subsidiaries (as defined in the Protection Agreement) are prohibited from undertaking any voluntary dissolution, liquidation, winding-up or any other distribution of assets for purposes of winding-up Canopy USA or any of its Subsidiaries (as defined in the Protection Agreement), distributing assets of Canopy USA or any of its Subsidiaries (as defined in the Protection Agreement) for the purpose of winding-up their respective affairs or adopting a plan of liquidation or resolution providing for the liquidation, dissolution or winding-up of Canopy USA or any of its Subsidiaries (as defined in the Protection Agreement);

AND WHEREAS, High Street has also requested that Canopy USA seek the prior written consent of the Parent Borrower and Co-Borrower under the Protection Agreement (the “Dissolution Consent” and together with the Acreage Financing Consent and the Organizational Document Consent, the “Canopy Consents”) such that Canopy USA and its Subsidiaries (as defined in the Protection Agreement) may proceed with undertaking a voluntary dissolution, liquidation, winding-up or other distribution of assets for purposes of winding-up the affairs of each of, or otherwise adopting a plan of liquidation or resolution providing for any of the foregoing including the liquidation, dissolution, or winding-up of each of, [***]= or, to the extent not prohibited under the terms of the Acreage Credit Agreement, any other Subsidiaries (as defined in the Protection Agreement) of Acreage; provided that the assets and property (if any) of the foregoing entities are transferred to Canopy USA or any other Subsidiaries (as defined in the Protection Agreement) of Canopy USA (collectively, the “Dissolutions” and together with the delivery of the Canopy Consents, the “Transactions” and each a “Transaction”));

AND WHEREAS, the Credit Agreement prohibits the Parent Borrower and Co-Borrower from delivering the Canopy Consents without the prior written consent of the Required Lenders;

AND WHEREAS, the Collateral Agent is the holder of the security created under and pursuant to the Security Agreements and other Security Documents and in respect of which certain security registrations, notices and filings have been made (collectively, the “Registrations”) which, together with any and all other security held by the Collateral Agent, whether on its own behalf or for the benefit of the Secured Parties or any of them, is hereinafter referred to as the “Security”;

AND WHEREAS, Section 6.09(d)(x) of the Credit Agreement prohibits the Parent Borrower, the Co-Borrower and their respective Subsidiaries from, inter alia, granting any consent in connection with, waiver of or release under the Protection Agreement (such consents, waivers or releases being collectively referred to herein as the (“Specified Actions”) in connection with (i) permitting the incurrence of the Additional Loans pursuant to the Amendments and any refinancing of the indebtedness, liabilities and obligations under the Acreage Credit Agreement and the other Acreage Loan Documents (as each of the same may be amended, restated, amended and restated, supplemented or otherwise modified or replaced in connection with such refinancing) that, in each case, is Debt (as defined in the Protection Agreement) that is not Permitted Debt (as defined in the Protection Agreement) and that is otherwise in violation of the Protection Agreement, including Section 2(b)(xii) of the Protection Agreement, provided that, in the case of any refinancing of the indebtedness, liabilities and obligations under the Acreage Credit Agreement and the other Acreage Loan Documents, (x) the aggregate principal amount of such refinanced Debt shall not exceed the principal amount being refinanced plus any unpaid interest (including any interest paid-in-kind), costs, fees and other reasonable expenses and that any refinancing of such Debt shall only be incurred by such entities and their Subsidiaries (as defined in the Protection Agreement) that are obligors thereunder on the date of this Consent and (y) such refinancing Debt shall not contain any prepayment premium, make-whole premium, exit fee, “MOIC” or similar fee that is not customary for similar financing arrangements (the “Acreage Financing Action”), (ii) permitting the Wana Debt Action pursuant to the Amendments that is otherwise in violation of the Protection Agreement, including Section 2(b)(xii) of the Protection Agreement, (iii) permitting the Wana Liens Action pursuant to the Amendments that is otherwise in violation of the Protection Agreement, including Section 2(b)(xiii) and Section 2(b)(xiv) of the Protection Agreement, (iv) permitting the Pledgor Limited Recourse Guarantee Action pursuant to the Amendments that is otherwise in violation of the Protection Agreement, including Section 2(b)(xii), Section 2(b)(xiii) and Section 2(b)(xiv) of the Protection Agreement, (v) permitting the Acreage Sales Action pursuant to the Amendments that is otherwise in violation of the Protection Agreement, including Section 2(b)(ix) and Section 2(b)(xxii) of the Protection Agreement, (vi) permitting any of the Dissolutions that are otherwise in contravention of the Steps Plan or in violation of the Protection Agreement, including Section 2(b)(ix), Section 2(b)(x) or Section 2(b)(xxii) of the Protection Agreement, (vii) permitting the Organizational Document Amendments that are otherwise in violation of the Protection Agreement, including Section 2(b)(i) of the Protection Agreement and (viii) permitting the authorization, agreement, resolution or commitment to consummate or do any of the Acreage Financing Action, the Wana Secured Debt Action, the Acreage Sales Action, any of the Dissolutions or any of the Organizational Document Amendments, as the case may be, that, in each case, is in violation of the Protection Agreement, including Section 2(b)(xxvi) of the Protection Agreement;

AND WHEREAS, pursuant to Section 9.08 of the Credit Agreement, the Borrowers hereby request that the Administrative Agent and the Required Lenders consent to each of the Specified Actions;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Consent, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Notice. The Borrowers hereby notify the Administrative Agent, the Collateral Agent and the Lenders of the Amendments, the Dissolutions and the Transactions.

2.             Limited Consent. The Administrative Agent and the undersigned Required Lenders hereby consent to each of the Specified Actions. The consent to the Specified Actions provided under this Section 2 shall not extend to any other covenant or provision under the Protection Agreement (including any subsequent incurrence of Debt or Liens or disposition of assets prohibited by the terms of the Protection Agreement) or any other covenant, provision, Default or Event of Default under the Credit Agreement or any other Loan Document that may exist or arise, whether before or after the date hereof, including any Default or Event of Default arising as a result of the breach of this Consent. Failure by the Borrowers to otherwise comply with Section 6.09(d) of the Credit Agreement (as amended by this Consent) shall result in an Event of Default under the Credit Agreement.

3.             Conditions to Effectiveness. The effectiveness of this Consent is subject to the following conditions precedent (the date on which such conditions are satisfied being the “Effective Date”):

(a)            the Administrative Agent and Collateral Agent shall have received a copy of this Consent executed by each party hereto; and

(b)            with the exception of the Specified Events of Default which, for the avoidance of doubt, are hereby acknowledged by the parties hereto to be waived pursuant to the terms and conditions of the Limited Waiver, no Default or Event of Default shall have occurred and be continuing.

4.             Post-Effectiveness Payment of Fees and Expenses. By no later than August 1, 2025, the Borrowers shall have paid all of the Agents’ and Lenders’ reasonable and documented, out-of-pocket expenses (including the reasonable and documented fees, charges and disbursements of Seward & Kissel LLP, as counsel to the Agents, and Davis Polk & Wardwell LLP, as counsel to the Lenders) incurred in connection with the Loan Documents in respect of which invoices were received by the Borrowers on July 28, 2025.

5.             Representations and Warranties. To induce the Administrative Agent, the Collateral Agent and the Required Lenders to enter into this Consent, each Borrower, represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that:

(a)            the execution, delivery and performance of this Consent has been duly authorized by all requisite corporate action on the part of each Borrower and this Consent has been duly executed and delivered by such Borrower;

(b)            with the exception of the Specified Events of Default which, for the avoidance of doubt, are hereby acknowledged by the parties hereto to be waived pursuant to the terms and conditions of the Limited Waiver, after giving effect to this Consent, no Default or Event of Default shall exist and be continuing;

(c)            the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and except to the extent such representations and warranties are qualified by materiality, Material Adverse Effect or similar language (in which case such representations and warranties shall be true and correct in all respects) and, in all instances, after giving effect to this Consent; and

(d)            notwithstanding anything contained herein to the contrary, no representation or warranty is made by or on behalf of any BioSteel Entity to the extent that such representation or warranty could be untrue, incorrect, misstated or misleading in any respect on account of, or in connection with, the Specified Events of Default, the BioSteel Proceedings, the BioSteel Action or any action reasonably taken or not taken in furtherance of the commencement and administration of the BioSteel Proceedings and the BioSteel Action.

6.             Mandatory Prepayment. Notwithstanding anything to the contrary contained herein or the Credit Agreement, the Borrowers hereby acknowledge, confirm and agree that they shall make each of the following payments in respect of the Loans:

(a)            a mandatory prepayment in an aggregate principal amount equal to $25,000,000, at a price per $1,000 of principal face amount of Loans equal to par (such prepayment price being $25,000,000 in the aggregate); with such prepayment to be made on or prior to July 31, 2025;

(b)            a mandatory prepayment in an aggregate principal amount equal to $10,000,000, at a price per $1,000 of principal face amount of Loans equal to par (such prepayment price being $10,000,000 in the aggregate); with such prepayment to be made on or prior to December 31, 2025; and

(c)            a mandatory prepayment in an aggregate principal amount equal to $15,000,000, at a price per $1,000 of principal face amount of Loans equal to par (such prepayment price being $15,000,000 in the aggregate); with such prepayment to be made on or prior to March 31, 2026.

Each of the mandatory prepayments described in clauses (a), (b) and (c) of this Section 6 shall be accompanied by all accrued and unpaid interest on the amount prepaid as of the date of such prepayment.

The Borrowers hereby further acknowledge, confirm and agree that the failure to make the mandatory prepayments described in clauses (a), (b) and (c) of this Section 6, in each case, by the last applicable date set forth in each of clauses (a), (b) and (c) of this Section 6, as applicable, shall result in an immediate and automatic Event of Default (and shall not require the delivery of notice or otherwise).

Solely with respect to the mandatory prepayment set forth in clause (a) of this Section 6, the 5 Business Day notice requirement for prepayments set forth in Section 2.08(c) of the Credit Agreement is hereby waived.

7.             Severability. Any provision of this Consent held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Consent and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

8.             References. Any reference to the Credit Agreement contained in any Loan Document or other document, agreement or instrument executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended, modified or supplemented by this Consent.

9.             Counterparts. This Consent may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., “pdf”) transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party.

10.           Effect of Consent; No Novation. Except as expressly set forth herein, this Consent shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party to the Credit Agreement to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. This Consent shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents

11.             Reaffirmation. Each of the Borrowers and each other Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Consent, the Guarantee Agreement, the Security Agreements and each of the other Security Documents continue to be in full force and effect, (b) confirms its guarantee of the Guaranteed Obligations (with respect to each Guarantor) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed, and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Secured Obligations under the Credit Agreement and the other Loan Documents.

12.             Non-Recourse to Trustee.  Each of the Borrowers, each other Loan Party (other than the BioSteel Entities), the Administrative Agent and the Collateral Agent hereby acknowledge and agree that (a) KSV Restructuring Inc. has executed this Consent on behalf of each applicable BioSteel Entity solely in its capacity as trustee in bankruptcy (in such capacity, the “Trustee”) of the BioSteel Entities pursuant to and in accordance with (i) the Certificates of Appointment in estates Number 31-3136075 and 31-3136067, respectively, and the powers conferred upon the trustee pursuant to the Bankruptcy and Insolvency Act (Canada) in connection therewith, and not in its personal or corporate capacity; (b) the Trustee’s execution of this Consent on behalf of each applicable BioSteel Entity shall be on a non-recourse and without liability basis, and (c) the Trustee and KSV Restructuring Inc. are hereby fully and finally released from any claims, actions, and liabilities whatsoever arising in connection with this Consent.

13.             Recitals and Schedules. Each party hereto acknowledges that the recitals above and schedules, exhibits and annexes (if any) attached hereto shall form part of this Consent.

14.             Governing Law. This Consent shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of laws other than those of the State of New York. Whenever possible each provision of this Consent shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Consent shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Consent.

15.             WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONSENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

16.             Agent Authorization. Each of the undersigned Lenders, constituting Required Lenders, hereby authorizes and directs each of the Administrative Agent and the Collateral Agent to execute and deliver this Consent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their respective duly authorized officers on the date first written above.

CANOPY GROWTH CORPORATION,
as Parent Borrower

By:	/s/ Luc Mongeau
Name: Luc Mongeau
Title: Chief Executive Officer

11065220 CANADA INC.,
as Co-Borrower

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Chief Legal Officer & Secretary

[Signature Page – Consent]

GUARANTORS:

10663824 CANADA INC.

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Chief Legal Officer & Secretary

APOLLO APPLIED RESEARCH INC.

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Secretary

CANOPY GROWTH LATAM HOLDINGS CORPORATION

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Secretary

TWEED LEASING CORP.

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Chief Legal Officer & Secretary

TWEED INC.

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: President

[Signature Page – Consent]

BIOSTEEL SPORTS NUTRITION USA LLC
by KSV RESTRUCTURING INC., in its capacity as trustee in bankruptcy and not in its personal or corporate capacity.

By:	/s/ Noah Goldstein
Name: Noah Goldstein
Title: Authorized Signatory

CANOPY GROWTH USA, LLC

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Secretary

BIOSTEEL MANUFACTURING LLC, formerly Coldstream Manufacturing I LLC by KSV RESTRUCTURING INC., in its capacity as trustee in bankruptcy and not in its personal or corporate capacity.

By:	/s/ Noah Goldstein
Name: Noah Goldstein
Title: Authorized Signatory

EB TRANSACTION CORP.

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Secretary

EB TRANSACTION SUB I, LLC

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Secretary

[Signature Page – Consent]

STORZ & BICKEL AMERICA, INC.

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Secretary

THE SUPREME CANNABIS COMPANY, INC.

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Chief Legal Officer & Secretary

[Signature Page – Consent]

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Administrative Agent and Collateral Agent

By:	/s/ Jessica A. Jankiewicz
Name: Jessica A. Jankiewicz
Title: Vice President

[Signature Page – Consent]

KING STREET ACQUISITION COMPANY, L.L.C.

By:	King Street Capital Management, L.P., its Manager

By:	/s/ Bennett Kaufman
Name: Bennett Kaufman
Title: Chief Financial Officer

[Signature Page – Consent]